-----------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                           Reported): July 21, 1999

                  BEAR STEARNS ASSET BACKED SECURITIES, INC.
                  ------------------------------------------
            (Exact name of registrant as specified in its charter)

          Delaware                   333-43091                 13-3836437
----------------------------       -----------            --------------------
(State or Other Jurisdiction       (Commission              (I.R.S. Employer
     of Incorporation)              File Number)            Identification No.)

  245 Park Avenue
  New York, New York                                              10167
-------------------------                                  -------------------
  (Address of Principal                                          (Zip Code)
   Executive Offices)

       Registrant's telephone number, including area code (212) 272-4095

      -----------------------------------------------------------------


Item 5.  Other Events.

Filing of Computational Materials

         In connection with the proposed offering of the Bear Stearns Asset Backed Securities, Inc., Asset-Backed Certificates, Series 1999-1, Bear, Stearns & Co. Inc., as representative of the several underwriters (the "Representative"), has prepared certain materials (the "Collateral Term Sheets") for distribution to their potential investors. Although Bear Stearns Asset Backed Securities, Inc. (the "Company") provided the Representative with certain information regarding the characteristics of the mortgage loans in the related portfolio, the Company did not participate in the preparation of the Collateral Term Sheets.

         The Collateral Term Sheets are attached hereto as Exhibit 99. These Collateral Term Sheets supersede any prior collateral information which may have been filed previously with the Securities and Exchange Commission.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits

         The following is filed herewith. The exhibit number corresponds with
Item 601(b) of Regulation S-K.

                Exhibit No.                           Description
         --------------------------        ------------------------------------
                    99                            Collateral Term Sheets


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     BEAR STEARNS ASSET BACKED
                                                     SECURITIES, INC.

                                                     By:/s/ Patricia Jehle
                                                        --------------------
                                                        Patricia Jehle
                                                        President


Dated:  July 23, 1999


                                 Exhibit Index

Exhibit                                                                    Page
-------                                                                    ----

99.      Collateral Term Sheets                                              6